UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2025

Central Index Key Number of the issuing entity: 0002063020

Wells Fargo Commercial Mortgage Trust 2025-5C4

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.
Central Index Key Number of the sponsor: 0001592182

LMF Commercial, LLC

Central Index Key Number of the sponsor: 0001968416

Argentic Real Estate Finance 2 LLC

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-282099-04	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 15, 2025, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) entered into an underwriting agreement, dated as of May 15, 2025 and attached as Exhibit 1.1 hereto (the “Underwriting Agreement”), with Wells Fargo Securities, LLC (“WFS”), Citigroup Global Markets Inc. (“CGMI”), J.P. Morgan Securities LLC (“JPMS”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”) and Siebert Williams Shank & Co., LLC (“Siebert Williams” and, together with WFS, CGMI, JPMS, Academy and Drexel in such capacity, the “Underwriters”) and Wells Fargo Bank, National Association (“WFB”), with respect to the sale of the Publicly Offered Certificates (as defined below), that is scheduled to occur on or about May 29, 2025 (the “Closing Date”).

On May 15, 2025, the Registrant also entered into a certificate purchase agreement, dated as of May 15, 2025, with WFS, CGMI, JPMS, Academy, Drexel and Siebert Williams (collectively in such capacity, the “Initial Purchasers”) and WFB, with respect to the sale of the Privately Offered Certificates (as defined below), that is also scheduled to occur on or about the Closing Date. The Privately Offered Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Registrant is expected to cause the issuance of the Wells Fargo Commercial Mortgage Trust 2025-5C4 Commercial Mortgage Pass-Through Certificates, Series 2025-5C4 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of May 1, 2025 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of thirty-two (32) commercial and multifamily mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans will be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of May 15, 2025, between the Registrant and Wells Fargo; certain of the Mortgage Loans will be acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of May 15, 2025; certain of the Mortgage Loans will be acquired by the Registrant from LMF Commercial, LLC (“LMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of May 15, 2025, between the Registrant and LMF; certain of the Mortgage Loans will be acquired by the Registrant from Argentic Real Estate Finance 2 LLC (“AREF2”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of May 15, 2025, between the Registrant and AREF2; and certain of the Mortgage Loans will be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of May 15, 2025, between the Registrant and JPMCB.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates, having an aggregate initial certificate balance of $516,140,000 (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR and Class R Certificates, having an aggregate initial certificate balance of $65,427,144 (collectively, the “Privately Offered Certificates”).

The assets of the Issuing Entity will include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
931 Carroll Street	Exhibit 99.10	N/A(1)
655 Third Avenue	Exhibit 99.11	N/A
Radius at Harbor Bay	Exhibit 99.12	Exhibit 99.6
The Plaza at Walnut Creek	Exhibit 99.13	Exhibit 99.7
Las Olas City Centre	Exhibit 99.14	Exhibit 99.8
Southeast Workforce MHC Portfolio	Exhibit 99.15	Exhibit 99.9

(1)	The 931 Carroll Street Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the related Servicing Shift Lead Note, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The funds that will be used by the Registrant to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement and (ii) the sale of the Privately Offered Certificates by the Registrant to the Initial Purchasers pursuant to the Certificate Purchase Agreement.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus (the “Prospectus”) dated May 16, 2025 and filed with the Securities and Exchange Commission on May 16, 2025. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The related registration statement (file no. 333-282099) was originally declared effective on December 2, 2024.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

	1.1	Underwriting Agreement, dated as of May 15, 2025, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
	4.1	Pooling and Servicing Agreement, dated and effective as of May 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
	36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 16, 2025.
	99.1	Mortgage Loan Purchase Agreement, dated and effective as of May 15, 2025, between Wells Fargo Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
	99.2	Mortgage Loan Purchase Agreement, dated and effective as of May 15, 2025, between Citi Real Estate Funding Inc. and Wells Fargo Commercial Mortgage Securities, Inc.
	99.3	Mortgage Loan Purchase Agreement, dated and effective as of May 15, 2025, between LMF Commercial, LLC and Wells Fargo Commercial Mortgage Securities, Inc.
	99.4	Mortgage Loan Purchase Agreement, dated and effective as of May 15, 2025, between Argentic Real Estate Finance 2 LLC and Wells Fargo Commercial Mortgage Securities, Inc.
	99.5	Mortgage Loan Purchase Agreement, dated and effective as of May 15, 2025, between JPMorgan Chase Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
	99.6	Pooling and Servicing Agreement, dated as of January 1, 2025, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC (as successor to Wells Fargo Bank, National Association), as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Wells Fargo Commercial Mortgage Trust 2025-5C3 Commercial Mortgage Pass-Through Certificates, Series 2025-5C3.
	99.7	Pooling and Servicing Agreement, dated as of February 1, 2025, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Trimont LLC (as successor to Wells Fargo Bank, National Association), as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK5 2025-5YR13 Commercial Mortgage Pass-Through Certificates, Series 2025-5YR13.
	99.8	Pooling and Servicing Agreement, dated as of April 1, 2025, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Benchmark 2025-V14 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2025-V14.
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99.9	Pooling and Servicing Agreement, dated as of April 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK5 2025-5YR14 Commercial Mortgage Pass-Through Certificates, Series 2024-2025-5YR14.
99.10	Co-Lender Agreement, dated as of May 6, 2025, by and between Citi Real Estate Funding Inc., as initial note A-1 holder and initial note A-2 holder, relating to the 931 Carroll Street Whole Loan.
99.11	Co-Lender Agreement, dated as of May 7, 2025, by and between Citi Real Estate Funding Inc., as initial note A-1 holder, initial note A-2-1 holder and initial note A-2-2 holder, relating to the 655 Third Avenue Whole Loan.
99.12	Co-Lender Agreement, dated as of December 30, 2024, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, and German American Capital Corporation, as initial note A-4 holder, relating to the Radius at Harbor Bay Whole Loan.
99.13	Agreement Between Note Holders, dated as of January 22, 2025, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and initial note A-2 holder, relating to The Plaza at Walnut Creek Whole Loan.
99.14	Co-Lender Agreement, dated as of March 17, 2025, between German American Capital Corporation, as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, and JPMorgan Chase Bank, National Association, as initial note A-4 holder and initial note A-5 holder, relating to the Las Olas City Centre Whole Loan.
99.15	Agreement Between Note Holders, dated as of March 19, 2025, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and initial note A-2 holder, relating to the Southeast Workforce MHC Portfolio Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Lee Green
Name: Lee Green
Title: Managing Director

Dated: May 19, 2025

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Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 15, 2025, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of May 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 16, 2025.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of May 15, 2025, between Wells Fargo Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of May 15, 2025, between Citi Real Estate Funding Inc. and Wells Fargo Commercial Mortgage Securities, Inc.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of May 15, 2025, between LMF Commercial, LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of May 15, 2025, between Argentic Real Estate Finance 2 LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of May 15, 2025, between JPMorgan Chase Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.6	Pooling and Servicing Agreement, dated as of January 1, 2025, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC (as successor to Wells Fargo Bank, National Association), as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Wells Fargo Commercial Mortgage Trust 2025-5C3 Commercial Mortgage Pass-Through Certificates, Series 2025-5C3.
99.7	Pooling and Servicing Agreement, dated as of February 1, 2025, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Trimont LLC (as successor to Wells Fargo Bank, National Association), as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK5 2025-5YR13 Commercial Mortgage Pass-Through Certificates, Series 2025-5YR13.
99.8	Pooling and Servicing Agreement, dated as of April 1, 2025, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Benchmark 2025-V14 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2025-V14.

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99.9	Pooling and Servicing Agreement, dated as of April 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK5 2025-5YR14 Commercial Mortgage Pass-Through Certificates, Series 2025-5YR14.
99.10	Co-Lender Agreement, dated as of May 6, 2025, by and between Citi Real Estate Funding Inc., as initial note A-1 holder and initial note A-2 holder, relating to the 931 Carroll Street Whole Loan.
99.11	Co-Lender Agreement, dated as of May 7, 2025, by and between Citi Real Estate Funding Inc., as initial note A-1 holder, initial note A-2-1 holder and initial note A-2-2 holder, relating to the 655 Third Avenue Whole Loan.
99.12	Co-Lender Agreement, dated as of December 30, 2024, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, and German American Capital Corporation, as initial note A-4 holder, relating to the Radius at Harbor Bay Whole Loan.
99.13	Agreement Between Note Holders, dated as of January 22, 2025, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and initial note A-2 holder, relating to The Plaza at Walnut Creek Whole Loan.
99.14	Co-Lender Agreement, dated as of March 17, 2025, between German American Capital Corporation, as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, and JPMorgan Chase Bank, National Association, as initial note A-4 holder and initial note A-5 holder, relating to the Las Olas City Centre Whole Loan.
99.15	Agreement Between Note Holders, dated as of March 19, 2025, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and initial note A-2 holder, relating to the Southeast Workforce MHC Portfolio Whole Loan.

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